UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 21, 2010

Commission File Number	Registrant; State of Incorporation; Address and Telephone Number	IRS Employer Identification No.

1-11459	PPL Corporation (Exact name of Registrant as specified in its charter) (Pennsylvania) Two North Ninth Street Allentown, PA 18101-1179 (610) 774-5151	23-2758192

1-32944	PPL Energy Supply, LLC (Exact name of Registrant as specified in its charter) (Delaware) Two North Ninth Street Allentown, PA 18101-1179 (610) 774-5151	23-3074920

1-905	PPL Electric Utilities Corporation (Exact name of Registrant as specified in its charter) (Pennsylvania) Two North Ninth Street Allentown, PA 18101-1179 (610) 774-5151	23-0959590

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This combined Form 8-K is separately filed by PPL Corporation (“PPL”), PPL Energy Supply, LLC (“PPL Energy Supply”) and PPL Electric Utilities Corporation (“PPL Electric”).  No registrant makes any representation as to information relating to any other registrant.

Section 8 – Other Events

Item 8.01 Other Events

As previously announced, on April 28, 2010, PPL entered into a purchase and sale agreement providing for PPL to purchase (the “Acquisition”) all the member interests of E.ON U.S., LLC, the owner of Louisville Gas and Electric Company (“LGE”) and Kentucky Utilities Company (“KU”).  In preparation for the closing of the Acquisition, PPL, PPL Energy Supply and PPL Electric entered into escrow agreements to provide for the replacement of certain existing credit facilities of PPL Energy Supply and PPL Electric that are due to expire by June 2012, and to provide for facilities that would be made available at the closing of the Acquisition to each of LGE and KU, as described below.

Credit Facility Escrow Closing
(PPL Corporation and PPL Energy Supply, LLC)

On June 21, 2010, PPL Energy Supply entered into an Escrow Agreement (the “Escrow Agreement”) with Wells Fargo, National Association, as Administrative Agent, and the Lenders referred to below, under a $4 billion Revolving Credit Agreement, to be dated as of the Effective Date described below, among PPL Energy Supply, Wells Fargo, National Association, as Administrative Agent, Swingline Lender and Issuing Lender, and the other Lenders party thereto, such Credit Agreement to become effective subject to the conditions set forth therein and in the Escrow Agreement (the “Credit Agreement”).  The Credit Agreement, upon effectiveness, is intended to replace PPL Energy Supply’s (a) $3.4 billion Second Amended and Restated Credit Facility dated as of May 4, 2007 and (b) $400 million Amended and Restated 364-day Credit Agreement dated September 8, 2009.  Pursuant to the Escrow Agreement, the parties to the Credit Agreement delivered signed counterparts of the Credit Agreement to be held in escrow by the Administrative Agent and delivered to PPL Energy Supply upon the satisfaction of the other conditions precedent set forth in the Credit Agreement.  The Effective Date for the Credit Agreement will be the date, not later than December 31, 2010, on which the Administrative Agent determines that such conditions have been met, including, if prior to December 31, 2010, the occurrence of one of the following events:  PPL has consummated the Acquisition, the purchase and sale agreement relating to the Acquisition has been terminated or expired or PPL has otherwise abandoned the Acquisition.  Accordingly, PPL Energy Supply expects that the Credit Agreement will become effective by December 31, 2010, regardless of whether PPL has completed the Acquisition by such date.

Upon effectiveness, the Credit Agreement will allow for borrowings at market-based rates plus a spread, which is based upon PPL Energy Supply’s senior unsecured long-term debt rating.  In addition, PPL Energy Supply may request certain Lenders under the Credit Agreement to issue letters of credit, which issuances reduce available borrowing capacity.  PPL Energy Supply intends to use this credit facility to repay loans under its existing credit agreements on the Effective Date and for general corporate purposes of PPL Energy Supply and its affiliates, including for working capital purposes, for making investments in or loans to affiliates, and as a commercial paper backstop.  PPL Energy Supply will pay customary commitment and letter of credit issuance fees under the Credit Agreement.

The Credit Agreement contains a financial covenant requiring PPL Energy Supply’s debt to total capitalization to not exceed 65% (as calculated pursuant to the Credit Agreement), and other customary covenants.  Failure to meet the covenants beyond applicable grace periods and certain other events, including the occurrence of a Change of Control (as defined in the Credit Agreement), could result in acceleration of due dates of any borrowings, cash collateralization of outstanding letters of credit and/or termination of the Credit Agreement. The Credit Agreement also contains certain customary representations and warranties that must be made and certain other conditions that must be met for PPL Energy Supply to borrow or to cause the Issuing Lender to issue letters of credit.

Under certain conditions, PPL Energy Supply may request that the facility’s principal amount be increased by up to $500 million.

Credit Facility Escrow Closing
(PPL Corporation and PPL Electric Utilities Corporation)

On June 21, 2010, PPL Electric entered into an Escrow Agreement (the “Escrow Agreement”) with Wells Fargo, National Association, as Administrative Agent, and the Lenders referred to below, under a $200 million Revolving Credit Agreement, to be dated as of the Effective Date described below, among PPL Electric, Wells Fargo, National Association, as Administrative Agent, Swingline Lender and Issuing Lender, and the other Lenders party thereto, such Credit Agreement to become effective subject to the conditions set forth therein and in the Escrow Agreement (the “Credit Agreement”).  The Credit Agreement, upon effectiveness, is intended to replace PPL Electric’s $200 million Third Amended and Restated Credit Facility dated as of May 4, 2007.  Pursuant to the Escrow Agreement, the parties to the Credit Agreement (other than PPL Electric) delivered signed counterparts of the Credit Agreement to be held in escrow by the Administrative Agent and delivered to PPL Electric upon the satisfaction of the other conditions precedent set forth in the Credit Agreement.  The Effective Date for the Credit Agreement will be the date, not later than December 31, 2010, on which the Administrative Agent determines that such conditions have been met, including, if prior to December 31, 2010, the occurrence of one of the following events:  PPL has consummated the Acquisition, the purchase and sale agreement relating to the Acquisition has been terminated or expired or PPL has otherwise abandoned the Acquisition.  Accordingly, PPL Electric expects that the Credit Agreement will become effective by December 31, 2010, regardless of whether PPL has completed the Acquisition by such date.

Upon effectiveness, the Credit Agreement will allow for borrowings at market-based rates plus a spread, which is based upon PPL Electric’s senior secured long-term debt rating.  In addition, PPL Electric may request certain Lenders under the Credit Agreement to issue letters of credit, which issuances reduce available borrowing capacity.  Upon effectiveness, PPL Electric intends to use this credit facility to repay loans under its existing credit agreement on the Effective Date and for general corporate purposes of PPL Electric and its affiliates, including for working capital purposes, for making investments in or loans to affiliates and as a commercial paper backstop.  PPL Electric will pay customary commitment and letter of credit issuance fees under the Credit Agreement.

The Credit Agreement contains a financial covenant requiring PPL Electric’s debt to total capitalization to not exceed 70% (as calculated pursuant to the Credit Agreement), and other customary covenants.  Failure to meet the covenants beyond applicable grace periods and certain other events, including the occurrence of a Change of Control (as defined in the Credit Agreement), could result in acceleration of due dates of any borrowings, cash collateralization of outstanding letters of credit and/or termination of the Credit Agreement. The Credit Agreement also contains certain customary representations and warranties that must be made and certain other conditions that must be met for PPL Electric to borrow or to cause the Issuing Lender to issue letters of credit.

Under certain conditions, PPL Electric may request that the facility’s principal amount be increased by up to $100 million.

Credit Facility Escrow Closing
(PPL Corporation)

On June 23, 2010, PPL entered into two Escrow Agreements (collectively, the “Escrow Agreements”) with Wells Fargo, National Association, as Administrative Agent, and the Lenders referred to below, under (1) a $400 million Revolving Credit Agreement, to be dated as of the Effective Date, to be entered among LGE, as Borrower, and Wells Fargo, National Association, as Administrative Agent, Swingline Lender and Issuing Lender, and the other Lenders party thereto and (2) a $400 million Revolving Credit Agreement, to be dated as of the Effective Date, to be entered among KU, as Borrower, and Wells Fargo, National Association, as Administrative Agent, Swingline Lender and Issuing Lender, and the other Lenders party thereto (the “Lenders”) (each, a “Credit Agreement” and collectively, the “Credit Agreements”).  Pursuant to each Escrow Agreement, the parties to each Credit Agreement (other than the Borrowers) delivered signed counterparts of the Credit Agreements to be held in escrow by the applicable Administrative Agent and delivered to the applicable Borrower upon the satisfaction of the other conditions precedent set forth in the respective Credit Agreement, including a condition that the Acquisition has been consummated, or is being consummated simultaneously with or immediately following the closing of the applicable Credit Agreement.

Upon effectiveness, each Credit Agreement will allow for borrowings at market-based rates plus a spread, which is based upon the applicable Borrower’s senior unsecured long-term debt rating.  In addition, each Borrower may request certain Lenders under the applicable Credit Agreement to issue letters of credit, which issuances reduce available borrowing capacity.  Upon effectiveness, the Borrowers will agree to use their credit facilities to repay loans under certain existing credit agreements on the Effective Date and for general corporate purposes.  Customary commitment and letter of credit issuance fees are payable by the Borrowers under these Credit Agreements.

Each Credit Agreement contains a financial covenant requiring the applicable Borrower’s debt to total capitalization to not exceed 70% (as calculated pursuant to the Credit Agreements), and other customary covenants.  Failure to meet the covenants beyond applicable grace periods and certain other events, including the occurrence of a Change of Control (as defined in each Credit Agreement), could result in acceleration of due dates of any borrowings, cash collateralization of outstanding letters of credit and/or termination of the Credit Agreements.  Each Credit Agreement also contains certain customary representations and warranties that must be made and certain other conditions that must be met for the applicable Borrower to borrow or to cause the Issuing Lender to issue letters of credit.

Under certain conditions, each Borrower may request that its respective facility’s principal amount be increased by up to $100 million.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PPL CORPORATION

By:	/s/ James E. Abel
James E. Abel Vice President – Finance and Treasurer

PPL ENERGY SUPPLY, LLC

By:	/s/ James E. Abel
James E. Abel Vice President and Treasurer

PPL ELECTRIC UTILITIES CORPORATION

By:	/s/ James E. Abel
James E. Abel Treasurer

Dated:  June 24, 2010